UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): April 28, 2014

FAB UNIVERSAL CORP.

(Exact name of registrant as specified in charter)

Colorado	001-33935	87-0609860
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5001 Baum Boulevard

Pittsburgh, Pennsylvania 15213

(Address Of Principal Executive Offices) (Zip Code)

(412) 621-0902

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 28, 2014, FAB Universal Corp. (the “Company”), received a notice (the “Notice”) from the NYSE MKT LLC (“NYSE MKT”), indicating that the staff of NYSE MKT (the “Staff”) intends to strike the common stock of the Company from listing on the NYSE MKT by filing a delisting application with the U.S. Securities & Exchange Commission (the “SEC”) pursuant to Section 1009(d) of the NYSE MKT’s Company Guide.

The Company has requested an oral hearing before an Exchange Listing Qualifications Panel to appeal the Staff’s determination.

Item 8.01. Other Events.

On May 2, 2014, the Company issued a press release relating to the Notice received from NYSE MKT regarding the Staff’s determination. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2014

FAB UNIVERSAL CORP.

By: /s/ Christopher J. Spencer

Name:  Christopher J. Spencer

Title:    CEO and President